Exhibit 10.1

FORM OF
PURCHASE AGREEMENT

                    This PURCHASE AGREEMENT (this “Agreement”), dated as of [●], 2012, is by and among Così, Inc., a Delaware corporation (the “Company”), and [●] (“Purchaser”).

W I T N E S S E T H:

                    WHEREAS, the Company proposes pursuant to the Rights Offering Registration Statement (as defined herein), to commence an offering to holders of its common stock, par value $.01 per share (the “Common Stock”), of record as of the close of business on the record date to be determined by the Company’s Board of Directors or a committee of such Board (the “Record Date”), of non-transferable rights (the “Rights”) to subscribe for and purchase additional shares of Common Stock (the “New Shares”) at a subscription price per share to be determined by the Board or a committee of such Board (the “Subscription Price”) (such offering, the “Rights Offering”);

                    WHEREAS, pursuant to the Rights Offering, the Company will distribute to each of its stockholders of record, at no charge, one Right for each share of Common Stock held by them as of the Record Date, and each Right will entitle the holder to purchase a fraction of a New Share from the Company (with fractional shares rounded down to the nearest whole share) at the Subscription Price (the “Basic Subscription Privilege”);

                    WHEREAS, each holder of Rights who exercises in full its Basic Subscription Privilege will be entitled to subscribe for additional New Shares, at the Subscription Price and subject to an aggregate ownership limitation equal to 19.9% of the Company’s Common Stock, to the extent that other holders of Rights do not exercise all of their Basic Subscription Privileges (the “Over-Subscription Privilege”);

                    WHEREAS, the Company has agreed to issue and sell to Purchaser, and Purchase has agreed to purchase from the Company in a private placement, that amount of New Shares that is set forth herein and that would otherwise be available for purchase by Purchaser pursuant to the exercise of Purchaser’s Basic Subscription Privilege and Over-Subscription Privilege in the Rights Offering; and

                    WHEREAS, Purchaser is an executive officer or director of the Company and an existing shareholder of the Company.

                    NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                    Section 1.     Definitions. The following terms used herein shall have the meanings set forth below:

                    “Agreement” shall have the meaning set forth in the preamble hereof.

                    “Basic Subscription Privilege” shall have the meaning set forth in the recitals hereof.

                    “Closing” shall have the meaning set forth in Section 3.

                    “Closing Date” shall have the meaning set forth in Section 3.

                    “Commission” shall mean the United States Securities and Exchange Commission, or any successor agency thereto.

                    “Common Stock” shall have the meaning set forth in the recitals hereof.

                    “Company” shall have the meaning set forth in the preamble hereof.

                    “Exchange Act” shall mean the Securities Exchange Act of 1934 and the rules and regulations promulgated by the Commission thereunder, as amended.

                    “New Shares” shall have the meaning set forth in the recitals hereof.

                    “Over-Subscription Privilege” shall have the meaning set forth in the recitals hereof.

                    “Person” shall mean an individual, corporation, partnership, association, joint stock company, limited liability company, joint venture, trust, governmental entity, unincorporated organization or other legal entity.

                    “Purchaser” shall have the meaning set forth in the preamble hereof.

                    “Record Date” shall have the meaning set forth in the recitals hereof.

                    “Rights” shall have the meaning set forth in the recitals hereof.

                    “Rights Offering” shall have the meaning set forth in the recitals hereof.

                    “Rights Offering Prospectus” shall mean the prospectus relating to the Common Stock included with the Rights Offering Registration Statement, including the documents incorporated by reference therein

                    “Rights Offering Registration Statement” means the Company’s Registration Statement on Form S-1 under the Securities Act or such other appropriate form under the Securities Act, pursuant to which the shares of Common Stock underlying the Rights will be registered pursuant to the Securities Act.

                    “Securities Act” shall mean the Securities Act of 1933 and the rules and regulations promulgated by the Commission thereunder, as amended.

                    “Subscription Price” shall have the meaning set forth in the recitals hereof.

                    Section 2.     Purchase Commitment.

                    (a)     Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser, at the Subscription Price, that amount of the New Shares that would otherwise be available for purchase by Purchaser pursuant to its Basic Subscription Privilege in an amount equal to [●] Dollars ($[●]).

                    (b)     In the event that the Company’s other stockholders do not exercise their Basic Subscription Privileges in full, Purchaser hereby further agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser, at the Subscription Price, a number of New Shares that would otherwise be available for purchase by Purchaser pursuant to its Over-Subscription Privilege, but in an amount not to exceed [●] Dollars ($[●]).

                    (c)     Purchaser agrees not to exercise its Basic Subscription Privilege or Over-Subscription Privilege in the Rights Offering.

                    Section 3.      The Closing. As soon as practicable following the closing of the Rights Offering, the Company shall notify Purchaser of the number of New Shares to be purchased by Purchaser pursuant to Section 2 hereof. The delivery of and payment for the New Shares shall take place at the offices of Greenburg Traurig, LLP, The MetLife Building, 200 Park Avenue, New York, New York 10166, at 10:00 a.m., New York time on a date that is within five business days of receipt of the foregoing notification (the “Closing Date” and the consummation of the transaction being referred to as the “Closing”).

                    Section 4.     Delivery of the New Shares. At the Closing, the New Shares to be purchased by Purchaser hereunder, registered in the name of Purchaser shall be delivered by or on behalf of the Company to Purchaser, for Purchaser’s account, against delivery by Purchaser of the purchase price therefor in immediately available funds in the form of one or more federal funds checks or a wire transfer to an account designated by the Company.

                    Section 5.      Representations and Warranties of the Company. The Company represents and warrants to Purchaser as follows:

                    (a)     The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

                    (b)     This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a binding obligation of the Company enforceable against it in accordance with its terms.

                    (c)     All of the New Shares will have been duly authorized for issuance prior to issuance, and, when issued and distributed as set forth in the Rights Offering Prospectus, will be validly issued, fully paid and non-assessable; and none of the New Shares will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Company’s Amended and Restated Certificate of Incorporation, the Company’s Amended and Restated By-laws, or any agreement or instrument to which the Company is a party or by which it is bound.

                    Section 6.     Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company as follows:

                    (a)     This Agreement has been duly and validly authorized, executed and delivered by Purchaser and constitutes a binding obligation of Purchaser enforceable against it in accordance with its terms.

                    (b)     Purchaser is not insolvent and has sufficient cash funds on hand to purchase the Standby Shares on the terms and conditions contained in this Agreement and will have such funds on the Closing Date.

                    (c)     Purchaser is familiar with the business in which the Company is engaged, and Purchaser is familiar with the investments of the type that Purchaser is undertaking to purchase; Purchaser is fully aware of the problems and risks involved in making an investment of this type; and based upon Purchaser’s knowledge and experience in financial and business matters, Purchaser is capable of evaluating the merits and risks of this investment. Purchaser is able to afford a complete loss of such investment. Purchaser acknowledges that, prior to executing this Agreement, Purchaser has received or has had full access to all the information it considers necessary or appropriate for deciding whether to purchase the New Shares and has had an opportunity to ask questions and receive answers regarding the terms and conditions of the New Shares. Purchaser has consulted with Purchaser’s attorney, financial advisor or tax advisor on any aspects of the transaction it deems necessary, including the risks thereof.

                    (d)     Purchaser is not acting in concert and is not a member of any “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to Company.

                    (e)     Purchaser is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act and is acquiring the New Shares for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same in violation of the Securities Act or any applicable state securities laws.

                    (f)      Purchaser understands that: (i) the resale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be sold or otherwise transferred unless (a) the Securities are sold or transferred pursuant to an effective registration statement under the Securities Act, (b) at the Company’s request, such Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope reasonably satisfactory to the Company’s counsel) to the effect that the New Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (c) the Securities are sold pursuant to Rule 144 promulgated under the Securities Act; (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act may be made only in accordance with the terms of such rule; and (iii) neither the Company nor any other Person is under any obligation to register such New Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Purchaser acknowledges that an appropriate restrictive legend will be placed on the certificate or certificates representing the New Shares that may be purchased pursuant to this Agreement in a form substantially similar to the legend set forth below (and a stop-transfer order may be placed against transfers of the certificates evidencing such New Shares):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, DELIVERED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE CORPORATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO COMPLY WITH ALL SUCH RESTRICTIONS ON TRANSFER.

                    Section 7.     Public Statements. Neither the Company nor Purchaser shall issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party hereto, which consent shall not be unreasonably withheld or delayed, except if such public announcement, statement or other disclosure is required by applicable law or applicable stock market regulations, in which case the disclosing party shall consult in advance with respect to such disclosure with the other party to the extent reasonably practicable.

                    Section 8.     Termination.

                    (a)     Either of the parties hereto may terminate this Agreement if the transactions contemplated hereby are not consummated by December 31, 2012 through no fault of Purchaser.

                    (b)     The Company and Purchaser hereby agree that any termination of this Agreement pursuant to Section 8(a), or the termination of the Rights Offering for any reason whatsoever by the Company (other than, in either case, termination in the event of a breach of this Agreement by Purchaser or misrepresentation of any of the statements made herein by Purchaser) shall be without liability of the Company or Purchaser.

                    Section 9.      Notices. All communications hereunder will be in writing and, if to the Company, will be mailed, delivered or telecopied and confirmed to it, at the offices of the Company at 1751 Lake Cook Road, Suite 600, Deerfield, Illinois 60015, Attn: General Counsel, Facsimile (847) 580-4964; and if to Purchaser, will be mailed, delivered or telecopied and confirmed to it at c/o Così, Inc., 1751 Lake Cook Road, Suite 600, Deerfield, Illinois 60015 or vbaue@getcosi.com.

                    Section 10.     Assignment. This Agreement will be binding upon, and will inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, the rights and obligations of the Company and Purchaser under this Agreement shall not be assigned or delegated without the prior written consent of the other (which consent may be withheld in such party’s sole discretion).

                    Section 11. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto in respect of the subject matter contained herein.

There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

                    Section 12.     Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties shall be governed by and construed in accordance with the internal laws of the State of New York (other than its rules of conflict of laws to the extent the application of the laws of another jurisdiction would be required thereby).

                    Section 13.     Severability. If any provision of this Agreement or the application thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid, void or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

                    Section 14.      Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.

                    Section 15.      Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission (whether directly from one facsimile device to another by means of a dial-up connection or whether otherwise transmitted via electronic transmission), by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means, shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of an original Agreement for all purposes. Signatures of the parties transmitted by facsimile or other electronic transmission shall be deemed to be original signatures for all purposes.

[Remainder of this page intentionally left blank.]

                    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

COMPANY:

COSI, INC.

By:

Name:
Title:

PURCHASER:

By:

Name: